BLOX, INC.

2014 STOCK OPTION PLAN

                                This 2014 Stock Option Plan (this “Plan”) provides for the grant of options to acquire shares of common stock (each, a “Share”), par value of US$0.00001 per Share, of Blox, Inc., a Nevada corporation (the “Company”).  For the purposes of Eligible Employees (as defined below) who are subject to income tax in the United States, stock options granted under this Plan that qualify under Section 422 of the United States Internal Revenue Code of 1986, as amended (the “Code”), are referred to in this Plan as “Incentive Stock Options”.  Incentive Stock Options, stock options that do not qualify under Section 422 of the Code (“Non-Qualified Stock Options”) and stock options granted to non-United States residents under this Plan are referred to collectively as “Options”.

1.	PURPOSE

1.1	The purpose of this Plan is to:

(a)	retain the services of valued key employees, directors, officers and consultants of the Company, and such other persons as the Plan Administrator shall select in accordance with Section 3 below;

(b)	to provide equity incentives to such persons and to encourage such persons to acquire a greater proprietary interest in the Company, thereby strengthening their incentive to achieve the objectives of the shareholders of the Company;

(c)	to serve as an inducement in the retention of Company personnel.

1.2                                        This Plan shall at all times be subject to all legal requirements relating to the administration of stock option plans, if any, under applicable United States federal and state securities laws, Canadian provincial securities laws, the Code, the Income Tax Act (Canada), the rules of any applicable stock exchange or stock quotation system, and the rules of any foreign jurisdiction applicable to Options granted to residents therein (collectively, the “Applicable Laws”).

2.	ADMINISTRATION

2.1                                        This Plan shall be administered initially by the board of directors of the Company (the “Board”), except that the Board may, in its discretion, establish a committee composed of two (2) or more members of the Board to administer this Plan, which committee (the “Committee”) may be an executive, compensation or other committee, including a separate committee especially created for this purpose. The Board or, if applicable, the Committee is referred to herein as the “Plan Administrator”.

2.2                                        If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Board shall consider in selecting the Plan Administrator and the membership of any Committee, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) “outside directors” as contemplated by Section 162(m) of the Code, and (b) “Non-Employee Directors” as contemplated by Rule 16b‑3 under the Exchange Act.

2.3                                        The Committee shall have the powers and authority vested in the Board hereunder (including the power and authority to interpret any provision of this Plan or the terms of any Option).  The members of any such Committee shall serve at the pleasure of the Board.  A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present.  Any action may be taken by a written instrument signed by all of the members of the Committee and any action so taken shall be fully effective as if it had been taken at a meeting of the members of the Committee.

2.4                                        The Board may at any time amend, suspend or terminate this Plan, subject to such shareholder approval as may be required by Applicable Laws, including the rules of an applicable stock exchange or other national market system, provided that:

(a)	no Options may be granted during any suspension of this Plan or after termination of this Plan; and

(b)	any amendment, suspension or termination of this Plan will not affect Options already granted, and such Options will remain in full force and effect as if this Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Optionee (as defined below) and the Plan Administrator, which agreement will have to be in writing and signed by the Optionee and the Company.

2.5                                        Subject to the provisions of this Plan, and with a view to effecting its purpose, the Plan Administrator shall have sole authority, in its absolute discretion, to:

(a)	construe and interpret this Plan;

(b)	define the terms used in this Plan;

(c)	prescribe, amend and rescind the rules and regulations relating to this Plan;

(d)	correct any defect, supply any omission or reconcile any inconsistency in this Plan;

(e)	grant Options under this Plan;

(f)	determine the individuals to whom Options shall be granted under this Plan and whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option, or otherwise;

(g)	determine the time or times at which Options shall be granted under this Plan;

(h)	determine the number of Shares subject to each Option, the exercise price of each Option, the duration of each Option and the times at which each Option shall become exercisable;

(i)	determine all other terms and conditions of the Options; and

(j)	make all other determinations and interpretations necessary and advisable for the administration of this Plan.

2.6                                        All decisions, determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all participants in this Plan and on their legal representatives, heirs and beneficiaries, subject to any contrary determination by the Board.

3.	ELIGIBILITY

3.1                                        Incentive Stock Options may be granted to any individual who, at the time the Option is granted, is an employee of the Company or any Related Company (as defined below) and is subject to income tax in the United States (each, an “Eligible Employee”), provided that any grant of Incentive Stock Options will be conditional upon compliance with all applicable federal and state securities laws.

3.2                                        Non-Qualified Stock Options may be granted to Eligible Employees and to such other persons who are not Eligible Employees as the Plan Administrator shall select, subject to any Applicable Laws, provided that any grant of Options to an Optionee (as defined herein) who is a U.S. Person will be conditional upon compliance with all applicable federal and state securities laws.

3.3                                        Optionees who are U.S. Persons may be required to provide additional documentation to the Company prior to any grant of Options becoming effective.

3.4                                        Options may be granted in substitution for outstanding options of another company in connection with the merger, consolidation, acquisition of property or stock or other reorganization between such other company and the Company or any subsidiary of the Company.  Options also may be granted in exchange for outstanding Options.

3.5                                        Any person to whom an Option is granted under this Plan is referred to as an “Optionee”.  Any person who is the owner of an Option is referred to as a “Holder”.

3.6                                        As used in this Plan, the term “Related Company” shall mean any company (other than the Company) that is a “Parent Company” of the Company or “Subsidiary Company” of the Company, as those terms are defined in Sections 424(e) and 424(f), respectively, of the Code (or any successor provisions) and the regulations thereunder (as amended from time to time).

4.	STOCK

4.1                                        The Plan Administrator is authorized to grant Options to acquire up to a total of 10,000,000 Shares of the Company’s authorized but unissued or reacquired common stock. The number of Shares with respect to which Options may be granted hereunder is subject to adjustment as set forth in Section 5.1(n) hereof.  In the event that any outstanding Option expires or is terminated for any reason, the Shares allocable to the unexercised portion of such Option may again be subject to an Option granted to the same Optionee or to a different person eligible under Section 3 of this Plan; provided however, that any cancelled Options will be counted against the maximum number of Shares with respect to which Options may be granted to any particular person as set forth in Section 5.1(a)(ii) hereof.

5.	TERMS AND CONDITIONS OF OPTIONS

5.1                                        Each Option granted under this Plan shall be evidenced by a written agreement approved by the Plan Administrator (each, an “Agreement”).  Agreements may contain such provisions, not inconsistent with this Plan, as the Plan Administrator in its discretion may deem advisable.  All Options also shall comply with the following requirements:

(a)	Type of Option

For Optionees that are subject to income tax in the United States, each Agreement shall state whether the Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option, provided that:

(i)	in the absence of action to the contrary by the Plan Administrator in connection with the grant of an Option, all Options shall be Non-Qualified Stock Options;

(ii)	the aggregate fair market value (determined at the Date of Grant, as defined below) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee subject to income tax in the United States during any calendar year (granted under this Plan and all other stock option plans of the Company, a Related Company or a predecessor company) shall not exceed US$100,000, or such other limit as may be prescribed by the Code as it may be amended from time to time (the “Annual Limit”); and

(iii)	any portion of an Option which exceeds the Annual Limit shall not be void but rather shall be a Non-Qualified Stock Option.

(b)	Number of Shares

Each Agreement shall state the number of Shares to which it pertains. The number of Options to be granted to any Optionee will be determined by the Plan Administrator at the time of grant.

(c)	Date of Grant

Each Agreement shall state the date the Plan Administrator has deemed to be the effective date of the grant of the Option for purposes of this Plan (the “Date of Grant”).

(d)	Option Price

Each Agreement shall state the price per Share at which an Option is exercisable. The Plan Administrator shall act in good faith to establish the exercise price of each Option in accordance with Applicable Laws at the time the Option is granted, provided that:

(i)	the per Share exercise price for an Incentive Stock Option or any Option granted to a “covered employee” as such term is defined for purposes of Section 162(m) of the Code (a “Covered Employee”) shall not be less than the fair market value per Share at the Date of Grant as determined by the Plan Administrator in good faith;

(ii)	with respect to Incentive Stock Options granted to greater-than-ten percent (>10%) shareholders of the Company (as determined with reference to Section 424(d) of the Code), the exercise price per Share shall not be less than one hundred ten percent (110%) of the fair market value per Share at the Date of Grant as determined by the Plan Administrator in good faith; and

(iii)	Options granted in substitution for outstanding options of another company in connection with the merger, consolidation, acquisition of property or stock, or other reorganization involving such other company and the Company or any subsidiary of the Company may be granted with an exercise price equal to the exercise price for the substituted option of the other company, subject to any adjustment consistent with the terms of the transaction pursuant to which the substitution is to occur.

(e)	Duration of Options

At the time of the grant of an Option, the Plan Administrator shall designate, subject to Section5.1(h) below, the expiration date of the Option, which date shall not be later than ten (10) years from the Date of Grant, provided that the expiration date of any Incentive Stock Option granted to a greater-than-ten percent (>10%) shareholder of the Company (as determined with reference to Section424(d) of the Code) shall not be later than five (5) years from the Date of Grant.

(f)	Vesting Schedule

(i)	No Option shall be exercisable until it has vested. The vesting schedule for each Option shall be specified by the Plan Administrator at the time of grant of the Option.

(ii)	The Plan Administrator may specify a vesting schedule for all or any portion of an Option based on the achievement of performance objectives established in advance of the commencement by the Optionee of services related to the achievement of the performance objectives. Performance objectives may be expressed in terms of one or more of the following: return on equity, return on assets, Share price, market share, sales, earnings per Share, costs, net earnings, net worth, inventories, cash and cash equivalents, gross margin or the Company’s performance relative to its internal business plan, or such other terms as determined and directed by the Board. Performance objectives may be in respect of the performance of the Company as a whole (whether on a consolidated or unconsolidated basis), a Related Company, or a subdivision, operating unit, product or product line of either of the foregoing. Performance objectives may be absolute or relative and may be expressed in terms of a progression or a range. An Option that is exercisable (in full or in part) upon the achievement of one or more performance objectives may be exercised only following written notice to the Optionee and the Company by the Plan Administrator that the performance objective has been achieved.

(g)	Acceleration of Vesting

The vesting of any Option may be accelerated by the Plan Administrator at such times and in such amounts as it shall determine in its sole discretion.  The vesting of Options also shall be accelerated under the circumstances described in Section 5.1(n) below.

(h)	Term of Option

(i)	Options that have vested as specified by the Plan Administrator or in accordance with this Plan, shall terminate and cease to be exercisable, to the extent not previously exercised, immediately upon the occurrence of the first of the following events, unless otherwise provided for in the Agreement:

A.	the expiration of the Option, as designated by the Plan Administrator in accordance with Section 5.1(e) above;

B.	the date of an Optionee’s resignation or termination of employment or contractual relationship with the Company or any Related Company for cause (as determined in the sole discretion of the Plan Administrator);

C.	the expiration of three (3) months from the date of an Optionee’s termination of employment or contractual relationship with the Company or any Related Company for any reason whatsoever other than resignation, cause, death or Disability (as defined below); or

D.	the expiration of one year (1) from termination of an Optionee’s employment or contractual relationship by reason of death or Disability (as defined below).

(ii)	Upon the death of an Optionee, any vested Options held by the Optionee shall be exercisable only by the person or persons to whom such Optionee’s rights under such Option shall pass by the Optionee’s will or by the laws of descent and distribution of the Optionee’s domicile at the time of death and only until such Options terminate as provided above.

(iii)	For purposes of this Plan, unless otherwise defined in an Agreement, “Disability” shall mean medically determinable physical or mental impairment which has lasted or can be expected to last for a continuous period of not less than six (6) months or that can be expected to result in death. The Plan Administrator shall determine whether an Optionee has incurred a Disability on the basis of medical evidence acceptable to the Plan Administrator. Upon making a determination of Disability, the Plan Administrator shall, for purposes of this Plan, determine the date of an Optionee’s termination of employment or contractual relationship.

(iv)	Unless accelerated in accordance with Section 5.1(g) above, unvested Options shall terminate immediately upon the Optionee resigning from, or the Company terminating, the Optionee’s employment or contractual relationship with the Company or any Related Company for any reason whatsoever, including death or Disability.

(v)	For purposes of this Plan, transfer of employment between or among the Company and/or any Related Company shall not be deemed to constitute a termination of employment with the Company or any Related Company. For purposes of this Plan, employment shall be deemed to continue while the Optionee is on military leave, sick leave or otherbona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first ninety (90) days of such leave, unless the Optionee’s re-employment rights are guaranteed by statute or by contract.

(i)	Exercise of Options

(i)	Options shall be exercisable, in full or in part, at any time after vesting, until termination. If less than all of the Shares included in the vested portion of any Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Option term. No portion of any Option for less than 1,000 Shares (as adjusted pursuant to Section 5.1(n) below) may be exercised, provided that if the vested portion of any Option is less than 1,000 Shares, it may be exercised with respect to all Shares for which it is vested. Only whole Shares may be issued pursuant to an Option, and to the extent that an Option covers less than one Share, it is unexercisable.

(ii)	Options or portions thereof may be exercised by a Holder giving written notice to the Company, which notice shall specify the number of Shares to be purchased, and be accompanied by payment in the amount of the aggregate exercise price for the Shares so purchased, which payment shall be in the form specified in Section 5.1(j) below. The Company shall not be obligated to issue, transfer or deliver a certificate representing any Shares to the Holder of any Option until provision has been made by the Holder, to the satisfaction of the Company, for the payment of the aggregate exercise price for all Shares for which the Option shall have been exercised and for satisfaction of any tax withholding obligations associated with such exercise.

(iii)	During the lifetime of an Optionee, Options are exercisable only by the Optionee or, in the case of a Non-Qualified Stock Option, transferee who takes title to such Option in the manner permitted by Section 5.1(l) hereof.

(j)	Payment upon Exercise of Option

Upon the exercise of any Option, the aggregate exercise price shall be paid to the Company in cash, by wire transfer or, if the funds are drawn from a Canadian bank, by certified cheque. In addition, if pre-approved in writing by the Plan Administrator, who may arbitrarily withhold consent, the Holder may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:

(i)	by delivering to the Company Shares previously held by such Holder, or by the Company withholding Shares otherwise deliverable pursuant to exercise of the Option, which Shares received or withheld shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to the aggregate exercise price to be paid by the Optionee upon such exercise; or

(ii)	by complying with any other payment mechanism approved by the Plan Administrator at the time of exercise.

(k)	No Rights as a Shareholder

A Holder shall have no rights as a shareholder with respect to any Shares covered by an Option until such Holder becomes a record holder of such Shares, irrespective of whether such Holder has given notice of exercise. Subject to the provisions of Section5.1(n) hereof, no rights shall accrue to a Holder and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Shares for which the record date is prior to the date the Holder becomes a record holder of the Shares covered by the Option, irrespective of whether such Holder has given notice of exercise.

(l)	Transfer of Option

(i)	Options granted under this Plan and the rights and privileges conferred by this Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution or pursuant to a qualified domestic relations order, and shall not be subject to execution, attachment or similar process; provided that, subject to Applicable Laws:

A.	for Non-Qualified Stock Options or Options granted to non-US residents, any Agreement may provide, or be amended to provide, that an Option to which it relates is transferable without payment of consideration to immediate family members of the Optionee or to trusts or partnerships or limited liability companies established exclusively for the benefit of the Optionee and the Optionee’s immediate family members; or

B.	for Incentive Stock Options, the Optionee’s heirs or administrators may exercise any portion of an Optionee’s vested and outstanding Options within one year of the Optionee’s death.

(ii)	Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by this Plan contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this Plan, such Option shall thereupon terminate and become null and void.

(m)	Securities Regulation and Tax Withholding

(i)	No Option shall be granted and no Shares shall be issued with respect to the exercise of any Options unless the grant of such Options, the exercise of such Options and the issuance and delivery of such Shares shall comply with all Applicable Laws, and such issuance shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from prospectus and registration requirements of all Applicable Laws for the issuance of such Options or Shares. The inability of the Company to obtain from any regulatory body the authority deemed by the Company to be necessary for the lawful grant and issuance of any Options or Shares under this Plan, or the unavailability of an exemption from prospectus or registration requirements for the grant and issuance of any Options or Shares under this Plan, as determined by the Plan Administrator in its sole discretion, shall relieve the Company of any liability with respect to the non-issuance or sale of such Options or Shares.

(ii)	As a condition to the exercise of any Option, the Plan Administrator may require the Holder to make certain representations and warranties in writing at the time of such exercise. At the option of the Plan Administrator, a stop-transfer order against such Shares may be placed on the stock books and records of the Company, and a legend indicating that the Shares may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any Applicable Laws may be stamped on the certificates representing such Shares in order to assure an exemption from registration. The Plan Administrator also may require such other documentation as may from time to time be necessary to comply with federal, provincial or state securities laws.THE COMPANY HAS NO OBLIGATION TO UNDERTAKE REGISTRATION OF OPTIONS OR THE SHARES ISSUABLE UPON THE EXERCISE OF OPTIONS.

(iii)	The Holder shall pay to the Company by cash, by wire transfer or, if the funds are drawn from a Canadian bank, by certified cheque, promptly upon exercise of an Option or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, provincial, local and foreign withholding taxes that the Plan Administrator, in its discretion, determines to result upon exercise of an Option or from a transfer or other disposition of Shares acquired upon exercise of an Option or otherwise related to an Option or Shares acquired in connection with an Option. Upon approval of the Plan Administrator, a Holder may satisfy such obligation by complying with one or more of the following alternatives selected by the Plan Administrator:

A.	by delivering to the Company Shares previously held by such Holder or by the Company withholding Shares otherwise deliverable pursuant to the exercise of the Option, which Shares received or withheld shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to any withholding tax obligations arising as a result of such exercise, transfer or other disposition; or

B.	by complying with any other payment mechanism approved by the Plan Administrator from time to time.

(iv)	The grant of Options and entering into any Agreement with respect to Options or the issuance, transfer or delivery of certificates representing Shares pursuant to the exercise of Options may be delayed, at the discretion of the Plan Administrator, until the Plan Administrator is satisfied that the applicable requirements of the federal, provincial and state securities laws and the withholding provisions under Applicable Laws have been met and that the Holder has paid or otherwise satisfied any withholding tax obligation as described in Section 5.1(m)(iii) above.

(n)	Stock Dividend or Reorganization

(i)	If: (1) the Company shall at any time be involved in a transaction described in Section 424(a) of the Code (or any successor provision) or any “corporate transaction” described in the regulations thereunder; (2) the Company shall declare a dividend payable in, or shall subdivide, reclassify, reorganize, or combine, its Common Stock; or (3) any other event with substantially the same effect shall occur, the Plan Administrator shall, subject to Applicable Laws, with respect to each outstanding Option, proportionately adjust the number of Shares subject to such Option and/or the exercise price per Share so as to preserve the rights of the Holder after the event as substantially proportionate to the rights of the Holder prior to such event, and to the extent that such action shall include an increase or decrease in the number of Shares subject to outstanding Options, the number of Shares available under Section 4 of this Plan and the exercise price for such Options shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Plan Administrator, the Company, the Company’s shareholders, or any Holder, so as to preserve the proportional rights of the Holder.

(ii)	In the event that the presently authorized capital stock of the Company is changed into the same number of Shares with a different par value, or without par value, the stock resulting from any such change shall be deemed to be Common Stock within the meaning of this Plan, and each Option shall apply to the same number of Shares of such new stock as it applied to old Shares immediately prior to such change.

(iii)	If the Company shall at any time declare an extraordinary dividend with respect to the Common Stock, whether payable in cash or other property, the Plan Administrator may, subject to applicable law, in the exercise of its sole discretion and with respect to each outstanding Option, proportionately adjust the number of Shares subject to such Option and/or adjust the exercise price per Share so as to preserve the rights of the Holder after the event as substantially proportionate to the rights of the Holder prior to such event, and to the extent that such action shall include an increase or decrease in the number of Shares subject to outstanding Options, the number of Shares available under Section 4 of this Plan shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Plan Administrator, the Company, the Company’s shareholders, or any Holder.

(iv)	The foregoing adjustments to the Option terms or the number of Shares subject to Options shall be made by the Plan Administrator, or by any successor administrator of this Plan, or by the applicable terms of any assumption or substitution document.

(v)	The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate, or to sell or transfer all or any part of its business or assets.

6.	EFFECTIVE DATE; SHAREHOLDER APPROVAL

6.1                                        Incentive Stock Options may be granted by the Plan Administrator from time to time on or after the date on which this Plan is adopted (the “Effective Date”) through the day immediately preceding the tenth anniversary of the Effective Date.

6.2                                        All other Options may be granted by the Plan Administrator on or after the Effective Date and until this Plan is terminated by the Board in its sole discretion.

6.3                                        Termination of this Plan shall not terminate any Option granted prior to such termination.

6.4                                        If required by Applicable Laws, the approval of shareholders of the Company shall be obtained for any reduction in the exercise price of any Option.

6.5                                        Any Incentive Stock Options granted by the Plan Administrator prior to the approval of this Plan by the shareholders of the Company shall be granted subject to ratification of this Plan by the shareholders of the Company within twelve (12) months after the Effective Date.  If such shareholder ratification is sought and not obtained, all Incentive Stock Options granted prior thereto and thereafter shall be considered Non-Qualified Stock Options and any Options granted to Covered Employees will not be eligible for the exclusion set forth in Section 162(m) of the Code with respect to the deductibility by the Company of certain compensation.

7.	NO OBLIGATIONS TO EXERCISE OPTION

7.1                                        The grant of an Option shall impose no obligation upon an Optionee to exercise such Option.

8.	NO RIGHT TO OPTIONS OR TO EMPLOYMENT

8.1                                        Whether or not any Options are to be granted under this Plan shall be exclusively within the discretion of the Plan Administrator, and nothing contained in this Plan shall be construed as giving any person any right to participate under this Plan.

8.2                                        The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Company or any Related Company, express or implied, that the Company or any Related Company will employ or contract with an Optionee for any length of time, nor shall it interfere in any way with the Company’s or, where applicable, a Related Company’s right to terminate an Optionee’s employment at any time, which right is hereby reserved.

9.	INDEMNIFICATION OF PLAN ADMINISTRATOR

9.1                                        In addition to all other rights of indemnification they may have as members of the Board, members of the Plan Administrator shall be indemnified by the Company for all reasonable expenses and liabilities of any type or nature, including attorneys’ fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, this Plan or any Option granted under this Plan, and against all amounts paid by them in settlement thereof (provided that such settlement is approved by independent legal counsel selected by the Company), except to the extent that such expenses relate to matters for which it is adjudged that such Plan Administrator member is liable for willful misconduct; provided, that within fifteen (15) days after the institution of any such action, suit or proceeding, the Plan Administrator member involved therein shall, in writing, notify the Company of such action, suit or proceeding, so that the Company may have the opportunity to make appropriate arrangements to prosecute or defend the same.

10.	AMENDMENT OF PLAN

10.1                                    The Plan Administrator may, subject to Applicable Laws, at any time, modify, amend or terminate this Plan or modify or amend Options granted under this Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with Applicable Laws, provided that:

(a)	no amendment with respect to any outstanding Option which has the effect of reducing the benefits afforded to the Holder thereof shall be made without the consent of such Holder;

(b)	the events triggering acceleration of vesting of any outstanding Option may be modified, expanded or eliminated without the consent of the Holder thereof;

(c)	the Plan Administrator may make the effectiveness of any such amendment conditional on the receipt of shareholder approval at such time and in such manner as the Plan Administrator may consider necessary for the Company to comply with, or to avail the Company and/or the Optionees of the benefits of, any Applicable Laws, including any securities, tax, market listing or other administrative or regulatory requirement; and

(d)	the Plan Administrator may not increase the number of Shares available for issuance on the exercise of Incentive Stock Options without the approval of the shareholders of the Company.

10.2                                    Without limiting the generality of Section 10.1 hereof, the Plan Administrator may modify grants to persons who are eligible to receive Options under this Plan who are foreign nationals or employed outside Canada and the United States to recognize differences in local law, tax policy or custom.

Effective Date: February 27, 2014